CSI

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG. CATHERINES® Crosstown Traders, Inc.

Investor Presentation
Charming Shoppes, Inc.
New York
June 16, 2008

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

This presentation contains certain forward-looking statements concerning the Company's operations, performance, and financial condition. Such forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from those indicated. Such risks and uncertainties may include, but are not limited to:
the failure to consummate our identified strategic solution for our non-core misses apparel catalog titles and the refinancing of certain real estate assets, the failure to effectively implement our planned cost and capital budget reduction plans, the failure to effectively implement the Company's plans for consolidation of the Catherines Plus Sizes brand, a new organizational structure and enhancements in the Company's merchandise and marketing, the failure to generate a positive response to the Company's new Lane Bryant catalog and the Lane Bryant credit card program, the failure to implement the Company's business plan for increased profitability and growth in the Company's retail stores and direct-to-consumer segments, the failure to successfully implement the Company's expansion of Cacique through new store formats, the failure to achieve improvement in the Company's competitive position, adverse changes in costs vital to catalog operations, such as postage, paper and acquisition of prospects, declining response rates to catalog offerings, the failure to maintain efficient and uninterrupted order-taking and fulfillment in our direct-to-consumer business, changes in or miscalculation of fashion trends, extreme or unseasonable weather conditions, economic downturns, escalation of energy costs, a weakness in overall consumer demand, the failure to find suitable store locations, increases in wage rates, the ability to hire and train associates, trade and security restrictions and political or financial instability in countries where goods are manufactured, the interruption of merchandise flow from the
Company's centralized distribution facilities, competitive pressures, and the adverse effects of natural disasters, war, acts of terrorism or threats of either, or other armed conflict, on the United States and international economies. These, and other risks and uncertainties, are detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended February 2, 2008 and other Company filings with the Securities and Exchange Commission. Charming Shoppes assumes no duty to update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.
Forward-Looking Statements

Dorrit J. Bern
Chairman, CEO and President

Eric M. Specter
Executive Vice President and CFO

Steven R. Wishner
Sr. Vice President, Finance

Gayle M. Coolick
Vice President, Investor Relations

Dorrit J. Bern
Chairman, CEO and President

Eric M. Specter
Executive Vice President and CFO

Steven R. Wishner
Sr. Vice President, Finance

Gayle M. Coolick
Vice President, Investor Relations

• Charming Shoppes’ Overview
• Our Leading Market Positions
• Strategy
• Core Brand Overview
 • Focus on Merchandise and Marketing
• Current Economic Environment
• Q & A
Today’s Agenda

(1) Continuing operations only, excludes apparel group catalogs
Charming Shoppes’ Overview
• We Are A Multi-brand, Multi-channel Women’s Apparel Retailer,
 Leaders In Specialty Plus-sizes, With $2.7 Billion(1) In Annual Sales
 > 78%, Or $2.1 Billion In Plus-related Sales
• We Serve The Women’s Plus Apparel Market Through Our Core
 Brands:
 > Lane Bryant
 > Catherines Plus Sizes
 > Fashion Bug
• We Are The Fit Authority In Women’s Plus Apparel
• Lane Bryant Is The Leading Brand In Women’s Plus Apparel
• Lane Bryant Is Our Most Profitable Brand, And Our Primary Growth
 Vehicle

(1) Derived From NPD Group Data and Company information.
Our Leading Position In The Women’s Plus
Apparel Market
• The Average Size Of American Women Is 14
• Growth Of Plus Apparel Continues To Outpace The Overall Women’s
 Apparel Market(1)
• No Other Retailer Or Firm Possesses As Much Expertise And
 Knowledge As We Do In Women’s Plus Apparel
 > We Hold The #1 Market Position In Women’s Specialty Plus Apparel, With
 Approximately 40% Share(1)
 > We Hold The #2 Market Position Across All Venues Selling Women’s Plus
 Apparel, With Approximately 10% Share(1)
 > We Achieved These Market Leading Positions Through Both Organic And
 Acquisition Growth

CHARMING SHOPPES, INC.

LANE BRYANT | FASHION BUG | CATHERINES | Crosstown Traders, Inc.

Catherines
Shoe Catalog
2000
2005
2001
2006
2007
1999
Fashion
Bug
1996
G R O W P L U S
Channel Expansion
Outlets
Open
Lane Bryant
Catalog
Acquisition of
Crosstown
Traders
Acquisition of
Catherines
Plus Sizes
Acquisition of
Lane Bryant
Retail Stores (1)
Acquisition of
Modern
Woman Plus
Acquisition of
alight.com
Plus
(1) In 2001, Acquisition of Lane Bryant excluded catalog naming rights, which reverted to Lane Bryant in 2007.
Strategy: Become The Leader In
Women’s Plus Apparel
• In 1996, We Began To Reposition Charming Shoppes To Be The Women’s
 Specialty Plus Apparel Leader

• Leverage Plus-apparel Expertise Through Multi-
 brand, Multi-channel Strategy
• Improve Operating Margins Through Mix
• Focus On Lane Bryant As Long-term Growth
 Catalyst
• Disciplined Capital Allocation Process
 • Improve ROIC
• Maintain Strong Balance Sheet
 • Generate Positive Free Cash Flow
Strategy

CHARMING SHOPPES, INC.

LANE BRYANT
FASHION BUG.
CATHERINES

LANE BRYANT FASHION BUG. CATHERINES Crosstown Traders, Inc.

Core Retail Brands and Channels
Bricks &
Mortar
eCommerce
Catalog
eCommerce
Catalog
Bricks &
Mortar
eCommerce
Catalog
Bricks &
Mortar
Leveraging Our Core Brands Through A
Multi-channel Infrastructure And
Extensive Customer Database

LANE BRYANT

CSI
CHARMING SHOPPES, INC.

LANE BRYANT outlet

venezia

LANE BRYANT CATALOG WOMAN

CACIQUE (KA´-SĒĒK)

Venezia SUPREME™

RIGHT FIT
BY LANE BRYANT™

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Lane Bryant Brand Overview
• America’s Leading Plus Women’s Apparel Brand Serving Sizes 14-28
• Acquired By Charming Shoppes In August 2001
• 802 Full Line Stores And 103 Outlet Stores In 46 States, Average Store 5,900 s.f.
• $1.2 Billion In Annual Sales Volume
• Growth Demographics: Size And Ethnicity
• www.lanebryant.com Launched March 2003
• Lane Bryant Outlet Launched July 2006
• Lane Bryant Catalog Launched November 2007

• Migrating Our Store Locations To Strip And Lifestyle Centers
 > Comparable Sales Volumes Versus Malls
 > Lower Occupancy Rates And Higher Profitability Than At Malls
 > More Convenient To Customer; More Readily Available
 > 48% Of Lane Bryant Stores Currently In Strip And Lifestyle Centers
 > Ultimately, More Than 50%* Of Lane Bryant Stores Will Be Located In
 Strip And Lifestyle Centers
• Increasing Penetration Of Lane Bryant Intimate Apparel Stores
 > 119, Or 15% Of Lane Bryant Stores Are Side By Side Stores
 > Higher SSF And Profitability Than Single Store Format
• Lane Bryant Outlet
 > 103 Lane Bryant Outlet Stores Currently In Operation
 > Operates At Revenue And Operating Margin Levels That Exceed
 Those Of Lane Bryant's Average Retail Stores
Bricks and Mortar - Improving Profitability
*Management Estimate

CAGR: 5.6%
1,000
800
600
400
200
0
647
689
710
722
748
859
896
2001
2002
2003
2004
2005
2006
2007

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Note: Store growth includes Lane Bryant Outlets beginning in 2005
Lane Bryant New Store Performance
Lane Bryant Store Growth
Single Front Strip Center
Sales per Store	$1,100,000
EBITDA	$192,000
% Margin	17.5%
Investment	$261,000
Cash-on-Cash ROI	73.6%
ROIC	18.5%
Capital Expenditures Focused on
Core High-Return Businesses
• Capital Allocation Decisions
 Are Dictated By Our Highest-
 return Opportunities
 > Focus On Relocations To Strip
 And Lifestyle Centers, Which
 Offer Greater ROI
 • Increased Sales, Lower
 Cost Structure And Lower
 Initial Investment
• 75% Of Capital Expenditures
 Devoted To Lane Bryant, Our
 Most Profitable Brand

LANE BRYANT

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

• REFOCUSING ON OUR CORE CUSTOMER
• Fashion Focus - Emphasize Our Competency As Plus Fashion
 Leader Through Fashion “Wows”
• A More Balanced And Coordinated Presentation That Is “Trend Right”
 For Our Core Customer
• Core Categories Will Include Core Denim (Right Fit), Layered Tops,
 Wear-to-Work And Fashion Brands
 > Re-launching Seven-7 In Fashion Denim And Signature T’s To Nearly
 300 Stores
 > Expansion Of Right Fit Into Wear-to-Work Pants
 > More Emphasis On Wear-To-Work And Dresses
Merchandise and Marketing - Apparel

LANE BRYANT

CHARMING SHOPPES, INC.

RIGHT FIT
CURVY

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

• Tiered Denim Presentation:
 > Right Fit - Secret Slimmer - Seven-7
• Perfect Price Product: Higher Level Of
 Quality And Details Has Resulted In
 Better Turns And AURs
• Marketing Program: “Fit Starts Here”
 > Right Fit (In Denim And WTW)
 > Outfits (WTW, Casual, And Crossover)
 > Cacique
• Expanding On The New Proprietary
 Credit With Rewards Program
• Utilize Customer Relationship
 Management (CRM) For Targeted
 Direct Mail
Merchandise and Marketing - Apparel

LANE BRYANT

CHARMING SHOPPES, INC.

SPANX
BALI

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

• Bras Are Brand Loyal, But We Have
 The Opportunity To Take Advantage
 Of Other Classifications
• Maximizing National Brands (e.g.,
 Spanx, Bali, Flexees)
• Major Emphasis On Growth Within
 Sleepwear Classification
 > Coordinating Bras, Panties And
 Sleepwear With Matching Prints
• To Support Our Intimate Apparel
 Product Strategy, We Are Exposing
 Cacique More In Our Direct Mail
 Pieces
• The cacique.com Site Will Undergo A
 Major Redesign In August
Our Goal Is To Create A
 TOTAL Intimate Apparel
 Store
Merchandise and Marketing - Cacique

□ YELLOW
△ RED
○ BLUE
THE REVOLUTION IN
WOMEN'S
JEANS
STRAIGHT
MODERATELY
CURVY
CURVY

THE REVOLUTION IN
WOMEN'S
JEANS
INTRODUCING
RIGHT FIT
BY LANE BRYANT™

LANE BRYANT FASHION BUG

• Right Fit by Lane Bryant™ Is
 The Result Of One Of The
 Most Extensive Sizing
 Studies Ever Conducted By
 A Major Retailer
• A Breakthrough
 Collaboration Of
 Technology, Fashion And Fit
• Right Fit Program Has
 Driven Positive Results In
 Denim, Even During A Weak
 Economy

CHARMING SHOPPES, INC.

LANE BRYANT
WOMAN
Have it all... Style... Fit and Value... Sizes 14W to 44W
SUMMER SALE 2008
ENJOY THE BEST OF SUMMER
You've Been
PRE-APPROVED
for a Lane Bryant Catalog Platinum Credit Card!
115
WAYS TO
SAVE
Shop online. Order online.
www.lanebryantcatalog.com

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

• We Launched Our Lane
 Bryant Catalog In Late
 October 2007
• Our Customer File Is
 Nearing 400,000
• E-commerce Penetration
 More Than 1/3rd
• Focus On Online
 Marketing
• 4 Books Mailed During
 The 1st Quarter, With
 Circulation Of 7.2 Million
Direct-To-Consumer - Expanding Channels

CHARMING SHOPPES, INC.

- What's New ▹
- Collections ▹
- Outfit Shop ▹
- Weekly Specials ▹
- Apparel ▹
- Intimates ▹
- Footwear ▹
- Accessories ▹
- Clearance ▹

Shop Catalog Online

Return to list of catalogs

View Thumbnails | ◃ Back | Page 22-23 | Next ▹

FROM $24.99
SAVE $6
FROM $19.99

www.lanebryantcatalog.com

FASHION BUG®

CSI
CHARMING SHOPPES, INC.

Deluxe

Lovable®
created by Hanes®

GITANO®

enchanted

ESSENTIALS
by Maggie™
Exclusively at Fashion Bug and fashionbug.com

SKECHERS®

l.a. blues

studio
1940®

Keds®

LANE BRYANT FASHION BUG. CATHERINES Crosstown Traders, Inc.

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Fashion Bug Brand Overview
• Plus, Misses, Juniors, Girls, With More Than
 50% Of Sales From Plus
 > Plus Department Posting The Most Consistent
 Growth Over An Extended Period Of Time,
 And Continuing During A Weak Economy
• Growth Demographics: Size And Income
• 974 Full Line Stores In 44 States
• Average Store 8,700 s.f.
• $1 Billion In Annual Sales Volume
• www.fashionbug.com Launched August 2004

• Expand The Presence And Space Allocated To Plus Apparel
 > Benefit From Strong Performance Of Department
• Roll Out “The Scene”, Our New Junior Plus Shop
 > Currently In 250 Stores, Expanding To 500 By This Fall
• Launch Right Fit Denim Program This Fall In Both Plus And Misses
• Increase The Intimate Apparel Plus Offerings To Serve Our Plus
 Customer With Additional Sizes
• Highlight More Fashion Merchandise Categories In Our Direct Mail
• Utilize Customer Relationship Management (CRM) For Targeted
 Direct Mail
Merchandise and Marketing Initiatives

GITANO®

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

• Fashion Bug’s
 Premium Collection
 of Casual Lifestyle
 Apparel
• Universal Appeal
 For Up-to-date
 Women
• Exclusively at
 Fashion Bug and
 fashionbug.com

CATHERINES®

CSI
CHARMING SHOPPES, INC.

Maggie Barnes®

RIGHT FIT BY CATHERINES™

serenada™

Liz&Me®

GLORIA VANDERBILT

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

CHARMING SHOPPES, INC.

LANE BRYANT FASHION BUG CATHERINES Crosstown Traders, Inc.

Catherines Brand Overview
• America’s Leading Plus Extended Sizes
 Women’s Apparel Brand
• Growth Demographics: Age, Size,
 Ethnicity
• Acquired by Charming Shoppes in 2000
• 470 Full Line Stores in 44 States,
 Average Store is 4,200 s.f.
• $353 Million Annual Sales Volume
• www.catherines.com launched March
 2002

• Launch The “Liz & Me Platinum” Line Of Casual/Career Bridge
 Sportswear
• Intimate Apparel Expansion: Adding Sizes
• Increased Penetration In Social Separates
• Expanding Right Fit By Catherines™ Into Career Bottoms
 Assortments
• Intensify Our Career And Dress Businesses To Reflect Emerging
 Fashion Trends
• Utilize Customer Relationship Management (CRM) For Targeted
 Direct Mail
Merchandise and Marketing Initiatives

(1) Excludes the impairment of goodwill and intangible assets and restructuring charges recorded in the fourth quarter of 2007. Please refer to http://phx.corporate-ir.net/phoenix.zhtml?c=106124&p=irol-audioarchives for a GAAP to non-GAAP reconciliation.
Data reflects continuing operations only; results do not add related to full year diluted share calculation.
	1st Half 2007	2nd Half 2007(1)	2007(1)
Sales	$1.4 billion	$1.3 billion	$2.7 billion
Income from Operations	$76.3 million	$(27.4) million	$48.9 million
EPS	$0.34	$(0.13)	$0.18
Macro-Economic and
Business Performance Shifts
• Following A Year Of Record Sales And Earnings In 2006, We Entered
 2007 With Much Optimism About Our Proven Growth Strategy And
 Planned The Business Accordingly
• During The 1st Half Of 2007, We Continued To Meet Our Objectives
• Mid-2007, With A Significant Economic Downturn, Our Performance
 Changed Sharply

(1) Source: The Conference Board
Current Economic Downturn
• The Consumer Confidence Index(1) Now Stands At A 16-year
 Low (57.2)
 > 42% Of Americans Believe We Are In A Recession; 46% Believe We
 Are On The Way
 > Gasoline National Average Now Above $4.00
 > Escalating Food Costs, Record Food Stamp Recipients, Credit Crisis,
 Energy Costs, Weakening Housing Market - All Leading To Less
 Disposable Income
• Our Customer - The Plus Apparel Consumer - Falls In The
 Heart Of Where America Is Being Economically Impacted

• We Have Taken A Number Of
 Actions…
 >Streamlined Operations
 >Eliminated 13% Of Corporate
 Positions
 >Closing 150 Underperforming Stores
 >Reduced Inventory By 19% On A
 Same-store Basis At FY ’08 Year End
 >$28 Million In Planned Annualized
 Cost Savings
 >Reduced Capital Spending By $63
 Million, Nearly 50%, Compared To FY
 2008
2008: Managing Through The Downturn
• …Leading To Increased Financial
 Flexibility And Liquidity
 >We Have Made “Conserving Cash” A
 Priority During The Downturn
 >We Have Announced Planned Refinancing
 Of Certain Real Estate Assets To Capitalize
 On The Ability To Generate Additional
 Meaningful Cash Resources
 >We Are Exploring Strategic Alternatives For
 Our Non-core Misses Apparel Catalogs,
 Including The Possible Sale Of Our Non-
 core Misses Apparel Catalogs
 >Temporarily Suspended Share Repurchase
 Program

Near-Term Strategies
• Focused Strategy To Improve On Our
 Merchandise For Our Core Plus-apparel Brands
• Leverage Our Multi-channel Strategy To Expand
 The Customer Base Of Our Core Brands
 Through Catalog, e-commerce And Retail
 Stores
• Retain Financial Flexibility By Conserving Cash
 To Manage Through A Difficult Environment

In Summary
• Charming Shoppes Is The Leader In Women’s Plus-size Apparel
• Leveraging Our Plus-apparel Expertise Through A Focused Multi-brand,
 Multi-channel Strategy
• Proven Record Of Navigating Challenging Retail And Economic
 Environments And Repositioning The Company To Gain Market Share
 And Grow Profitability
• Our Priorities:
 > Renewed Focus On Merchandising And Marketing
 > Improve Operating Margins Through Mix And Focus, With Lane Bryant As
 Growth Catalyst
 > Disciplined Capital Allocation Process
 > Maintain Strong Balance Sheet

Investor Presentation
Charming Shoppes, Inc.
New York
June 16, 2008